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EXHIBIT 23.2

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

        We hereby consent to the use of our report dated April 21, 2009, with respect to the consolidated financial statements of NQA, Inc. for the years ended January 31, 2009 and 2008, included in the Annual Report (Form 10-K) of National Technical Systems, Inc. for the year ended January 31, 2009.

/s/ PKF, P.C.

Boston, Massachusetts
April 27, 2009

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  EXHIBIT 23.2
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM